PURCHASE AGREEMENT


      THIS PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 10th day of September, 2002, by and between the following:

      DOUGLAS  G.  GREGG, an individual, and PAUL  S.  SIDEY,  an
individual,   (hereinafter,   each   being   a   "Seller"    and,
collectively, the "Sellers"); and

       THE   PRESTIGE  GROUP.NET,  INC.,  a  Nevada   corporation
(hereinafter "Prestige").


                      W I T N E S S E T H


      WHEREAS, subject to the terms and conditions of this Agreement, Prestige and Sellers desire for Prestige to purchase from Sellers and for Sellers to sell to Prestige all of the outstanding common stock of PARAMOUNT FINANCIAL GROUP, INC., a Colorado corporation (the "PFG Stock" and "PFG", respectively); and

      WHEREAS,  the  Board  of Directors  of  Prestige  deems  it desirable and in the best interests of Prestige and its stockholders that Prestige purchase the PFG Stock in consideration of issuance by Prestige to Sellers an aggregate of One Million Five Hundred Sixty-two Thousand Five Hundred (1,562,500) shares of Prestige common stock (the "Prestige Shares"); and

      WHEREAS, Sellers deems it desirable and in the best interests of Sellers that Sellers sell the PFG Stock to Prestige;
and

      WHEREAS, Prestige and Seller desire to provide for  certain
undertakings,   conditions,  representations,   warranties,   and
covenants in connection with the transactions contemplated by this Agreement; and

     WHEREAS, Sellers and the Board of Directors of Prestige have approved and adopted this Agreement, subject to the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:


                            SECTION 1

                           DEFINITIONS

      1.1   "Agreement", "PFG", "PFG Stock" "Prestige", "Prestige
Shares", "Seller" and "Sellers", respectively, shall have the meanings defined in the foregoing preamble and recitals to this Agreement.

      1.2 "Closing Date" shall mean 10:00 a.m., local time, September 10, 2002, at Denver, Colorado, the date on which the parties hereto shall close the transactions contemplated herein; provided that the parties can change the Closing Date and place of Closing to such other time and place as the parties shall mutually agree, in writing. As of the Closing Date, all Exhibits to this Agreement shall be complete and attached to this Agreement.

      1.3 "1933 Act" shall mean the Securities Act of 1933, as amended.

      1.4   "1934 Act" shall mean the Securities Exchange Act  of
1934, as amended.

      1.5   "SEC  Documents" shall have the  meaning  defined  in
Section 3.5 hereof.

      1.6 "PMI" shall mean Paramount Mortgage Investments Inc., a Colorado corporation.

      1.7   "PREI"  shall  mean Paramount Real Estate  Investment
Trust, Inc., a Colorado corporation.

      1.8  "Paramount Companies" shall mean PFG, PMI, and PREI.

      1.9 "Confidential information" shall have the meaning defined in Section 11.1 hereof.



                           SECTION 2

          AGREEMENT FOR PURCHASE AND SALE OF PFG STOCK

      2.1   Substantive Terms of the Purchase  and  Sale  of  PFG
Stock.

      Sellers shall sell and deliver to Prestige one hundred percent (100%) of the issued and outstanding common stock of PFG in a form enabling Prestige, then and there, to become the record and beneficial owner of said common stock, consisting of five million (5,000,000) shares which represents all of the issued and outstanding capital stock of PFG.

      2.2  Consideration Paid by Prestige.

                     (a)   Prestige shall deliver to Sellers  the
          Prestige Shares, as follows: One Million Four Hundred Sixty-two Thousand Five Hundred (1,462,500) shares to be issued in the name of Douglas G. Gregg and One Hundred Thousand (100,000) shares to be issued in the name of Paul S. Sidey. The Prestige Shares shall be issued pursuant to an exemption from registration under the 1933 Act and from registration under any and all applicable state securities laws and thecertificates representing the Prestige Shares shall bear the restrictive legend set forth in Rule 144 of the Rules and Regulation of the 1933 Act and any appropriate legend required under applicable state securities laws. The Prestige Shares shall be validly issued and outstanding, fully paid, and non-assessable.

               (b) It is the present intention of Prestige that, as soon as practicable following the Closing Date, PFG will be merged with and into Prestige with Prestige being the surviving entity. In connection with such merger, Prestige currently expects to change its name to "Paramount Financial Corporation". The present subsidiaries of PFG, PMI and PREI will each become a wholly-owned subsidiary of Prestige.


                            SECTION 3

           REPRESENTATIONS AND WARRANTIES OF PRESTIGE

     Prestige, in order to induce each of Sellers to execute this Agreement and to consummate the transactions contemplated herein, represents and warrants to Sellers, as follows:

       3.1 Organization and Qualification. Prestige is a corporation duly organized, validly existing, and in good standing under the laws of Nevada, with all requisite power and authority to own its property and to carry on its business as it is now being conducted. Prestige is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, lease, or operation of property or the conduct of business requires such qualification, except where the failure to be in good standing or so qualified would not have a material, adverse effect on the financial condition or business of Prestige.

     3.2 Ownership of Prestige. Prestige is authorized to issue two classes of stock of up to 50,000,000 common shares, $0.001 par value per share, of which approximately 4,978,032 are currently issued and outstanding, and of up to 5,000,000 preferred shares, $0.001 par value per share. As of this date, no shares of preferred stock are issued or outstanding and no class or series of preferred stock have been designated or determined by Prestige. There are no options, warrants, or other securities exercisable or convertible into or any calls, commitments, or agreements of any kind relating to any unissued equity securities of Prestige.

     3.3 Authorization and Validity. Prestige has the requisite power and is duly authorized to execute and deliver and to carry out the terms of this Agreement. The board of directors and stockholders of Prestige have taken all action required by law, its Articles of Incorporation and Bylaws, both as amended, or otherwise to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, subject to the satisfaction or waiver of the conditions precedent set forth in Section 8 of this Agreement. Assuming this Agreement has been approved by all action necessary on the part of Sellers, this Agreement is a valid and binding agreement of Prestige.

     3.4   No Defaults.  Prestige is not in default under  or  in
violation of any provision of its Articles of Incorporation or Bylaws, both as amended. Prestige is not in default under or in violation of any material provision of any indenture, mortgage, deed of trust, lease, loan agreement, or other agreement or instrument to which it is a party or by which it is bound or to which any of its is subject, if such default would have a material, adverse effect on the financial condition or business of Prestige. Prestige is not in violation of any statute, law, ordinance, order, judgment, rule, regulation, permit, franchise, or other approval or authorization of any court or governmental agency or body having jurisdiction over it or any of its properties which, if enforced, would have a material, adverse effect on the financial condition or business of Prestige. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, will conflict with or result in a breach of or constitute a default under any of the foregoing or result in the creation of any lien, mortgage, pledge, charge, or encumbrance upon any asset of Prestige and no consents or waivers thereunder are required to be obtained in connection therewith in order to consummate the transactions contemplated by this Agreement.

     3.5 SEC Documents; Financial Statements. As of the Closing, Prestige has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of their respective dates, the SEC Documents substantially complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were
made,  not  misleading.   As  of  their  respective  dates,   the
financial statements of Prestige included in the SEC Documents substantially complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in substantial accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Prestige as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Prestige to the Sellers which is not included in the SEC Documents, including, without limitation, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were
made,  not  misleading.   Neither the  Company  nor  any  of  its
officers, directors, employees or agents have provided the Sellers with any material, non-public information.

      3.6 Absence of Certain Changes. Since the most recent filing by Prestige with the SEC, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of Prestige. Prestige has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does Prestige have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

      3.7   Documents.   The copies of all agreements  and  other
instruments that have been delivered by Prestige to Sellers are true, correct, and complete copies of such agreements and instruments and include all amendments thereto.

      3.8 Disclosure. The representations and warranties made by Prestige herein and in any schedule, statement, certificate, or document furnished or to be furnished by Prestige to Sellers pursuant to the provisions hereof or in connection with the transactions contemplated hereby, taken as a whole, do not and will not as of their respective dates contain any untrue statements of a material fact, or omit to state a material fact necessary to make the statements made not misleading.


                           SECTION 4

           REPRESENTATIONS AND WARRANTIES OF SELLERS

     Each of Sellers, in order to induce Prestige to execute this Agreement and to consummate the transactions contemplated herein, represents and warrants to Prestige as follows:

      4.1 Organization and Qualification. PFG is a Colorado corporation, duly organized, validly existing, and in good standing under the laws of the state of Colorado with all requisite power and authority to own its property and assets and to carry on its business as it is now being conducted. PFG is qualified as a foreign corporation and is in good standing in each jurisdiction where the ownership, lease, or operation of property or the conduct of its business requires such qualification, except where the failure to be in good standing or so qualified would not have a material, adverse effect on the financial condition and business of PFG. PMI is a Colorado corporation, duly organized, validly existing, and in good standing under the laws of the state of Colorado with all requisite power and authority to own its property and assets and to carry on its business as it is now being conducted. PMI is qualified as a foreign corporation and is in good standing in each jurisdiction where the ownership, lease, or operation of property or the conduct of its business requires such qualification, except where the failure to be in good standing or so qualified would not have a material, adverse effect on the financial condition and business of PMI. With respect to those states in which PMI conducts business as a mortgage lender, PMI is duly licensed or approved to do business as a mortgage lender in each jurisdiction in which such licensing or approval is required. PREI is a Colorado corporation, duly organized, validly existing, and in good standing under the laws of the state of Colorado with all requisite power and authority to own its property and assets and to carry on its business as it is now being conducted. PREI is qualified as a foreign corporation and is in good standing in each jurisdiction where the ownership, lease, or operation of property or the conduct of its business requires such qualification, except where the failure to be in good standing or so qualified would not have a material, adverse effect on the financial condition and business of PREI.

     4.2 Ownership of PFG Stock. PFG is authorized to issue one class of stock, of up to Fifty Million (50,000,000) shares of common stock, $0.001 par value per share. At the date hereof, of such authorized shares, Five Million (5,000,000) shares of common stock have been validly issued and are outstanding, fully paid, and non-assessable. All of the shares of common stock are owned of record and beneficially by either of Sellers. There are no options, warrants, or other securities exercisable or convertible into or any calls, commitments, or agreements of any kind relating to any unissued equity securities of PFG.

      4.3 Authorization and Validity. Seller has the requisite power and is duly authorized to execute and deliver and to carry out the terms of this Agreement. Assuming this Agreement has been approved by all action necessary on the part of Prestige, this Agreement is a valid and binding agreement of Sellers.

      4.4 Conduct and Transactions of PFG, PMI and PREI. During their respective current fiscal years, each of the Paramount Companies conducted the operations of their respective businesses consistent with past practice and each used its best efforts to maintain and preserve its respective properties, key employees, and relationships with customers and suppliers. Without limiting the foregoing, during such period each of the Paramount Companies did not:

           (a)   Incur  any  liabilities except to  maintain  its
     facilities  and  assets  in  the  ordinary  course  of   its
     business;

           (b) Declare or pay any dividends on any shares of capital stock or make any other distribution of assets to the holders thereof;

           (c) Issue, reissue, or sell, or issue options or rights to subscribe to, or enter into any contract or commitment to issue, reissue, or sell, any shares of capital stock or acquire or agree to acquire any shares of capital stock;

           (d) Amend its respective Articles of Incorporation or Bylaws or merge or consolidate with or into any other corporation or sell all or substantially all of its assets or change in any manner the rights of its capital stock or other securities;

           (e)   Pay or incur any obligation or liability, direct
     or   contingent,  except  in  the  ordinary  course  of  its
     business;

          (f) Incur any indebtedness for borrowed money, assume, guarantee, endorse, or otherwise become responsible for obligations of any other party, or make loans or advances to any other party except in the ordinary course of its business;

          (g) Increase in any manner the compensation, direct or indirect, of any of its officers or executive employees, except as otherwise disclosed in Exhibit 4.4(g), hereto; or

           (h) Make any capital expenditures except in the ordinary course of its business.

      4.5 Compensation Due Employees. The Paramount Companies will not have any outstanding liability for payment of wages, payroll taxes, vacation pay (whether accrued or otherwise), salaries, bonuses, pensions, contributions under any employee benefit plans or other compensation, current or deferred, under any labor or employment contracts, whether oral or written, based upon or accruing in respect of those services of employees of the Paramount Companies that have been performed prior to the Closing Date, except as specified on Exhibit 4.5 hereto. On the Closing
Date, the Paramount Companies will not have any unfunded, contingent or other liability under any defined benefits plan or any other retirement or retirement-type plan, whether such plan(s) are to continue or are thereupon terminated, except for the normal on-going obligations for future contributions under such plan(s) not related, generally or specifically, to the termination of such plan(s) or except as specified on Exhibit 4.5 hereto.

      4.6 Union Agreements and Employment Agreements. The Paramount Companies are not parties to any union agreement or any organized labor dispute. The Paramount Companies have no written or verbal employment agreements with any of their employees, except as listed in Exhibit 4.6 hereto.

      4.7 Contracts and Leases. Except as listed in Exhibit 4.7 hereto, the Paramount Companies are not a party to any written or oral leases, commitments, or any other agreements. On the Closing Date, the Paramount Companies have paid or performed in all material respects all obligations required to be paid or performed by any of them to such date and will not be in default under any document, contract, agreement, lease, or other commitment to which any of them is a party.

      4.8 Insurance. All insurance against losses or damages or other risks which are in force for the benefit of any of the Paramount Companies are set forth in Exhibit 4.8 hereto.

      4.9    Liabilities.   The  Paramount  Companies  have   no
liabilities, except as described in Exhibit 4.9 hereto.

      4.10 Proprietary Rights. The Paramount Companies owns or are duly licensed to use such trademarks and copyrights as are necessary to conduct their business as presently conducted. The conduct of business by the Paramount Companies does not, to the best knowledge of Sellers, infringe upon the trademarks or copyrights of any third party.

     4.11 Internal Controls.

            (a) There have been no transactions except in accordance with the general or specific authorization of management of the Paramount Companies.

            (b) The Paramount Companies have devised and maintained respective systems of internal accounting controls sufficient to provide reasonable assurances that transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with generally accepted accounting principles and (ii) to maintain accountability for assets and expenses.

      4.12 Contracts and Agreements. The Paramount Companies are not a party to any material contracts or agreements in respect of the operation of their business, except as listed in Exhibit 4.12 hereto.

      4.13 Minute Books. The respective minute books of the Paramount Companies contain true, complete, and accurate records of all meetings and other corporate actions of its shareholders and Board of Directors, and true and accurate copies thereof have been delivered to counsel for Prestige prior to the Closing Date. The signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the same.

      4.14 Litigation. Except as set forth in Exhibit 4.14, there are no actions, suits, proceedings, orders, investigations, or claims (whether or not purportedly on behalf of PFG, PMI or PREI) pending against or affecting PFG, PMI or PREI at law or in equity
or   before  or  by  any  federal,  state,  municipal,  or  other
governmental   department,   commission,   board,   agency,    or
instrumentality, domestic or foreign, nor has any such action, suit, proceeding, or investigation been pending or threatened in writing during the 12-month period preceding the date hereof, which, if adversely determined, would materially and adversely affect the financial condition of PFG, PMI or PREI or which seeks to prohibit, restrict, or delay the consummation of the stock sale contemplated hereby. PFG, PMI and PREI are not operating under or subject to, or in default with respect to, any order, writ, injunction, or decree of any court or federal, state, municipal, or other governmental department, commission, board, agency, or instrumentality.

     4.15 Taxes. At the Closing Date, all tax returns required to be filed with respect to the operations or assets of each of the Paramount Companies prior to Closing Date have been correctly prepared in all material respects and timely filed, and all taxes required to be paid in respect of the periods covered by such returns have been paid in full or adequate reserves have been established for the payment of such taxes. Except as set forth in Exhibit 4.15, as of the Closing Date, none of the Paramount Companies have requested any extension of time within which to file any tax returns, and all known deficiencies for any tax, assessment, or governmental charge or duty shall have been paid in full or adequate reserves have been established for the payment of such taxes. The PFG, PMI and PREI Tax Returns are true and complete in all material respects. No audits by federal or state authorities are currently pending or threatened.

      4.16 No Defaults. None of the Paramount Companies is in default under or in violation of any provision of its respective Articles of Incorporation or Bylaws. The Paramount Companies are not in default under or in violation of any material provision of any indenture, mortgage, deed of trust, lease, loan agreement, or other agreement or instrument to which any is a party or by which any is bound or to which any of their respective assets are subject, if such default would have a material, adverse effect on the financial condition or business of PFG, PMI or PREI. None of the Paramount Companies is in violation of any statute, law, ordinance, order, judgment, rule, regulation, permit, franchise, or other approval or authorization of any court or governmental agency or body having jurisdiction over it or any of its properties which, if enforced, would have a material, adverse effect on the financial condition or business of PFG, PMI or PREI. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, will conflict with or result in a breach of or constitute a default under any of the foregoing or result in the creation of any lien, mortgage, pledge, charge, or encumbrance upon any asset of PFG, PMI or PREI and no consents or waivers thereunder are required to be obtained in connection therewith in order to consummate the transactions contemplated by this Agreement.

      4.17  Documents.   The copies of all agreements  and  other
instruments that have been delivered by Sellers to Prestige are true, correct, and complete copies of such agreements and instruments and include all amendments thereto.

     4.18 Disclosure. The representations and warranties made by Sellers herein and in any schedule, statement, certificate, or document furnished or to be furnished by PFG, PMI, PREI and/or either of Sellers to Prestige pursuant to the provisions hereof or in connection with the transactions contemplated hereby taken as a whole do not and will not as of their respective dates contain any untrue statements of a material fact, or omit to state a material fact necessary to make the statements made not misleading.


                           SECTION 5

                  INVESTIGATION; PRESS RELEASE

     5.1  Investigation.

            (a)   Prestige  acknowledges  that  it  has  made  an
     investigation of PFG, PMI and PREI to confirm, among other things, the assets, liabilities, and status of business of PFG, PMI and PREI and the cash position, accounts receivable, liabilities, and mortgages in process. In the event of termination of this Agreement, Prestige will deliver to Sellers all documents, work papers, and other materials and all copies thereof obtained by Prestige, or on its behalf, from PFG, PMI, PREI or Sellers, whether obtained before or after the execution hereof, will not use, directly or indirectly, any confidential information obtained from PFG, PMI, PREI or Sellers hereunder or in connection herewith, and will keep all such information confidential and not used in any way detrimental to PFG, PMI, PREI or Sellers except to the extent the same is publicly disclosed by PFG, PMI, PREI or Sellers.

           (b) Each of Sellers acknowledges that he has made an investigation of Prestige, which has included, among other things, the opportunity of discussions with executive officers of Prestige, and its accountants, investment bankers, and counsel. In the event of termination of this Agreement, Sellers will deliver to Prestige all documents, work papers, and other materials and all copies thereof obtained by either of them, or on behalf of either of them, from Prestige, whether obtained before or after the execution hereof and will not use, directly or indirectly, any confidential information obtained from Prestige hereunder or in connection herewith, and will keep all such information confidential and not used in any way detrimental to Prestige, except to the extent the same is publicly disclosed by Prestige.

          (c) Except in the event that any party hereto discovers in the course of its respective investigation any breach of a representation or warranty by the other party hereto and does not disclose it to such other party prior to the Closing Date, no investigation pursuant to this Section 5.1 shall affect or be deemed to modify any representation or warranty made by any party hereto.

     5.2 Press Release. Prestige and Sellers shall agree with each other as to the form and substance of any press releases and the filing of any documents with any federal or state agency related to this Agreement and the transactions contemplated hereby and shall consult with each other as to the form and substance of other public disclosures related thereto; provided, however, that nothing contained herein shall prohibit either party from making any disclosure that its counsel deems necessary.


                            SECTION 6

                           BROKERAGE

      6.1 Brokers and Finders. Except as set forth in Exhibit 6.1, neither Prestige nor Sellers, or any of their respective officers, directors, employees, or agents, has employed any broker, finder, or financial advisor or incurred any liability for any fee or commissions in connection with initiating the transactions contemplated herein. Each party hereto agrees to indemnify and hold the other party harmless against or in respect of any commissions, finder's fees, or brokerage fees incurred or alleged to have been incurred with respect to initiating the transactions contemplated herein as a result of any action of the indemnifying party.


                           SECTION 7

              CLOSING AGREEMENTS AND POST-CLOSING

     7.1 Closing Agreements. On the Closing Date, the following activities shall occur, the following agreements shall be executed and delivered, and the respective parties thereto shall have performed all acts that are required by the terms of such activities and agreements to have been performed simultaneously with the execution and delivery thereof as of the Closing Date:

            (a) Sellers shall have executed and delivered documents to Prestige sufficient then and there to transfer record and beneficial ownership to Prestige of the PFG Stock, consisting of an aggregate of 5,000,000 shares of common stock of PFG;

            (b) Prestige shall have delivered to Sellers the Prestige Shares, consisting of One Million Five Hundred Sixty-two Thousand Five Hundred (1,562,500) shares of Prestige common stock, as follows: One Million Four Hundred Sixty-two Thousand Five Hundred (1,462,500) in the name of Douglas G. Gregg and One Hundred Thousand (100,000) shares in the name of Paul S. Sidey.


                            SECTION 8

     CONDITIONS PRECEDENT TO PRESTIGE'S OBLIGATIONS TO CLOSE

     The obligations of Prestige to consummate this Agreement are subject to satisfaction on or prior to the Closing Date of the following conditions:

      8.1 Representations and Warranties. The representations and warranties of Sellers contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, and Sellers shall have performed in all material respects all of his obligations hereunder theretofore to be performed.

      8.2   Other.  The joint conditions precedent in Section  10
hereof shall have been satisfied and all documents required for Closing shall be acceptable to Counsel for Prestige.


                            SECTION 9

     CONDITIONS PRECEDENT TO SELLERS' OBLIGATIONS TO CLOSE

      The obligation of Sellers to consummate this Agreement is subject to the satisfaction on or prior to the Closing Date of the following conditions:

      9.1 Representations and Warranties. The representations and warranties of Prestige contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, and Prestige shall have performed in all material respects all of its obligations hereunder theretofore to be performed.

      9.2   Other.  The joint conditions precedent in Section  10
hereof shall have been satisfied.


                           SECTION 10

                   JOINT CONDITIONS PRECEDENT

      The obligations of Prestige and Sellers to consummate this Agreement shall be subject to satisfaction or waiver in writing by all parties of each and all of the following additional conditions precedent at or prior to the Closing Date:

      10.1 Other Agreements. All of the agreements contemplated by Section 7.1 of this Agreement shall have been executed and delivered, and all acts required to be performed thereunder as of the Closing Date shall have been duly performed, including, without limitation, completion of all exhibits to this Agreement.

      10.2 Absence of Litigation. At the Closing Date, there shall be no action, suit, or proceeding pending or threatened against any of the parties hereto by any person, governmental agency, or subdivision thereof, nor shall there be pending or threatened any action in any court or administrative tribunal, which would have the effect of inhibiting the consummation of the transactions contemplated herein.

                           SECTION 11

                        CONFIDENTIALITY

      11.1 Prestige acknowledges that its principals have, and will, acquire information and materials from Sellers and/or the Paramount Companies and knowledge about the technology, business, products, strategies, customers, clients and suppliers of the Paramount Companies and that all such information, materials and knowledge acquired, are and will be trade secrets and confidential and proprietary information of PFG, PMI or PREI (collectively, such acquired information, materials, and knowledge are the "Confidential Information"). Prestige, itself, and behalf of its principals, covenants to hold such Confidential Information in strict confidence, not to disclose it to others or use it in any way, commercially or otherwise, except in connection with the transactions contemplated by this Agreement and not to allow any unauthorized person access to such Confidential Information.

      11.2 The Confidential Information disclosed by the Sellers,
PFG, PMI or PREI to Prestige shall remain the property of the disclosing party.

     11.3 Prestige, and its principals, shall maintain in secrecy all Confidential Information disclosed to them by Sellers, PFG, PMI or PREI using not less than reasonable care. Prestige, and its principals, shall not use or disclose in any manner to any third party any Confidential Information without the express written consent of the Seller unless or until the Confidential Information is:

           (a) publicly available or otherwise in the public domain; or

           (b) rightfully obtained by any third party without restriction; or

           (c) disclosed by Sellers, PFG, PMI or PREI without restriction pursuant to judicial action, or government regulations or other requirements.

      11.4 The obligations of Prestige under Sections 11.1, 11.2, and 11.3 of this Agreement shall expire one year from the date hereof as to Confidential Information consisting of commercial and financial information and two years from the date hereof as to Confidential Information consisting of technical information. For this purpose, technical information shall include without limitation all developments, inventions, innovations, designs, discoveries, trade secrets and know-how, whether or not patentable or copyrightable.


                           SECTION 12

                     TERMINATION AND WAIVER

      12.1  Termination.  This Agreement may  be  terminated  and abandoned on the Closing Date by:

           (a) the mutual consent in writing of the parties hereto;

           (b)  Prestige, if the conditions precedent in Sections
     8 and 10 of this Agreement have not been satisfied or waived by the Closing Date; and

           (c) Sellers, if the conditions precedent in Sections 9 and 10 of this Agreement have not been satisfied or waived by the Closing Date.

If this Agreement is terminated pursuant to Section 12.1, the parties hereto shall not have any further obligations under this Agreement, and each party shall bear all costs and expenses incurred by it.


                           SECTION 13

          NATURE AND SURVIVAL OF REPRESENTATIONS, ETC.

      13.1 All statements contained in any certificate or other instrument delivered by or on behalf of Prestige or Sellers pursuant to this Agreement or in connection with the transactions contemplated hereby shall be deemed representations and warranties by such party. All representations and warranties and agreements made by Prestige or Sellers in this Agreement or pursuant hereto shall survive the Closing Date hereunder until the expiration of the 12th month following the Closing Date.


                           SECTION 14

                         MISCELLANEOUS

      14.1 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if written and delivered in person or sent by registered mail, postage prepaid, addressed as follows:

       to Sellers:                   Douglas G. Gregg
                                     Paul S. Sidey
                                     16025 Sequoia Drive
                                     Parker, Colorado 80134

       to   Prestige:                The Prestige Group.Net, Inc.
                                     Attention: Chief Executive Officer
                                     4610 So. Ulster Street, Suite 150
                                     Denver, Colorado 80237

       copy to:                      Bryan Cave LLP
        (which shall not             Attention: Randolf W. Katz, Esq.
        constitute notice)           2020 Main  Street, Suite 600
                                     Irvine, California 92614

or such other address as shall be furnished in writing by the appropriate person, and any such notice or communication shall be deemed to have been given as of the date so mailed.

      14.2 Time of the Essence. Time shall be of the essence of this Agreement.

      14.3  Costs.   Each party will bear the costs and  expenses
incurred by it in connection with this Agreement and the transactions contemplated hereby.

      14.4 Cancellation of Agreement. In the event that this Agreement is canceled by mutual agreement of the parties or by failures of any of the conditions precedent set forth in Paragraphs 8, 9 and 10, neither Sellers nor Prestige shall be entitled to any damages, fees, costs or other consideration.

      14.5 Entire Agreement and Amendment. This Agreement and documents delivered at the Closing Date hereunder contain the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement and supersedes all other agreements, written or oral, with respect thereto. This Agreement may be amended or modified in whole or in part, and any rights hereunder may be waived, only by an agreement in writing, duly and validly executed in the same manner as this Agreement or by the party against whom the waiver would be asserted. The waiver of any right hereunder shall be effective only with respect to the matter specifically waived and shall not act as a continuing waiver unless it so states by its terms.

     14.6 Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed to constitute an original and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

      14.7 Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Colorado.

      14.8 Attorneys' Fees and Costs. In the event any party to this Agreement shall be required to initiate legal proceedings to enforce performance of any term or condition of this Agreement, including, but not limited to, the interpretation of any term or provision hereof, the payment of moneys or the enjoining of any action prohibited hereunder, the prevailing party shall be entitled to recover such sums, in addition to any other damages or compensation received, as will reimburse the prevailing party for reasonable attorneys' fees and court costs incurred on account thereof (including, without limitation, the costs of any appeal) notwithstanding the nature of the claim or cause of action asserted by the prevailing party.

      14.9 Successors and Assigns.  This Agreement shall inure to the  benefit of and be binding upon the parties hereto and  their
respective    heirs,    executors,   personal    representatives,
successors, and assigns, as the case may be.

     14.10 Access to Counsel. Each party hereto acknowledges that each has had access to legal counsel of her or its own choice and has obtained such advice therefrom, if any, as such party has deemed necessary and sufficient prior to the execution hereof. Each party hereto acknowledges that the drafting of this Agreement has been a joint effort and any ambiguities or interpretative issues that may arise from and after the execution hereof shall not be decided in favor or, or against, any party hereto because the language reflecting any such ambiguities or issues may have been drafted by any specific party or her or its counsel.

       14.11      Captions.   The  captions  appearing  in   this
Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

                    [SIGNATURE PAGE FOLLOWS]
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

THE PRESTIGE GROUP.NET, INC.



By:  /s/ Douglas G. Gregg
     --------------------
        Douglas G. Gregg
        President



     /s/ Douglas G. Gregg
     --------------------
        DOUGLAS G. GREGG


     /s/ Paul S. Sidey
     --------------------
        PAUL S. SIDEY